                                                                Exhibit 10.93(d)


THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN A WARRANT PURCHASE AGREEMENT DATED AS OF AUGUST 15, 2000 AMONG THE COMPANY AND CERTAIN HOLDERS OF WARRANTS OF THE COMPANY. UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, A COPY OF THE WARRANT PURCHASE AGREEMENT WILL BE PROVIDED WITHOUT CHARGE TO APPROPRIATELY INTERESTED PERSONS.

                          OUTSOURCE INTERNATIONAL, INC.

                          COMMON STOCK PURCHASE WARRANT

No. W-1

         Outsource International, Inc., a Florida corporation, (together with any corporation which shall succeed to or assume the obligations of Outsource International, Inc. hereunder, the "COMPANY"), hereby certifies that, for value received, Fleet National Bank ("BANK"), or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, until the expiration hereof pursuant to Section
2.4 hereof, up to 215,874 fully paid and non-assessable shares of Common Stock (as defined in Section 12 hereof), at an initial purchase price per share of $.001 (such price per share as adjusted from time to time as provided herein is referred to herein as the "EXERCISE PRICE"). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

         This Warrant is one of a series of warrants issued pursuant to the Warrant Purchase Agreement (as amended and in effect from time to time, the "WARRANT PURCHASE AGREEMENT"), dated as of August 15, 2000, between the Company, the Bank and certain other holders of warrants of the Company, a copy of which is on file at the principal office of the Company. The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Warrant Purchase Agreement. In the event of any conflict between the terms of this Warrant and the terms of the Warrant Purchase Agreement, the terms of this Warrant shall be controlling.


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                                      -2-


1. DEFINITIONS. Terms defined in the Warrant Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. Certain terms are used in this Warrant as specifically defined in Section 12 hereof.

2. EXERCISE OF WARRANT.

         2.1. EXERCISE. This Warrant may be exercised at any time or from time to time prior to its expiration pursuant to Section 2.4 hereof by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised. Upon any exercise of this Warrant, in whole or in part, the holder hereof may pay the aggregate Exercise Price with respect to the shares of Common Stock for which this Warrant is then being exercised (collectively, the "EXERCISE SHARES") by surrendering its rights to a number of Exercise Shares having a fair market value equal to or greater than the required aggregate Exercise Price, in which case the holder hereof would receive the number of Exercise Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares. For purposes of this Section 2.1, the fair market value of one share of Common Stock shall be the average Closing Price during the ten Trading Days prior to the date of exercise of this Warrant.

         2.2. CONFLICT WITH OTHER LAWS. Any other provisions hereof to the contrary notwithstanding, no Bank Affiliate shall be entitled to exercise the right under this Warrant to purchase any share or shares of Common Stock if, under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such Bank Affiliate, (a) as a result of such purchase, such Bank Affiliate would own, control or have power to vote a greater quantity of securities of any kind than the Bank Affiliate shall be permitted to own, control or have power to vote, or (b) such purchase would not be permitted. For purposes of this Section 2.2, a written statement of the Bank Affiliate exercising this Warrant, delivered upon surrender of the Warrant pursuant to the Warrant Purchase Agreement, to the effect that the Bank Affiliate is legally entitled to exercise its right under this Warrant to purchase securities and that such purchase will not violate the prohibitions set forth in the preceding sentence, shall be conclusive and binding upon the Company and shall obligate the Company to deliver certificates representing the shares of Common Stock so purchased in accordance with the other provisions hereof and shall relieve the Company of any liability under this Section 2.2.

         2.3. WARRANT AGENT. In the event that a bank or trust company shall have been appointed as trustee for the holder of the Warrant pursuant to Section
6.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 2.

         2.4. EXPIRATION. This Warrant shall expire upon the earliest to occur of (i) exercise in full or (ii) August 15, 2010.

         2.5. REGISTRATION RIGHTS. The holder of this Warrant has the right to cause the Company to register Warrant Shares, and any shares issued upon exercise hereof, under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in Article VII of the Warrant Purchase Agreement.

3. DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

         3.1. DELIVERY. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

         3.2. FRACTIONAL SHARES. In the event that the exercise of this Warrant, in full or in part, results in the issuance of any fractional share of Common Stock, then in such event the holder of this Warrant shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

4. MAINTENANCE OF WARRANT REGISTER; ASSIGNMENT AND TRANSFER AND REPLACEMENT.


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                                      -4-


         4.1 REGISTERED HOLDERS. The Company will maintain a register containing the name and address of the holder of this Warrant. The "registered holder" of this Warrant shall be the Person in whose name such Warrant is registered in said warrant register. Any registered holder of this Warrant may change such holder's address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the registered holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier (or sent in the form of a telex or telecopy) or delivered to such registered holder at its address as shown on the warrant register.

         4.2 ASSIGNMENT AND TRANSFER OF THE WARRANT. This Warrant has not been registered under the Securities Act, and neither this Warrant nor the rights evidenced hereby shall be assigned, pledged, transferred or otherwise disposed of unless (a) this Warrant first shall have been registered under the Securities Act, (b) the Company shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company stating that such sale or transfer is an exempted transaction under the Securities Act or (c) such sale or transfer is being made to an institutional investor that is an affiliate of the registered holder. Upon surrender of this Warrant to the Company (or any warrant agent appointed pursuant to Section 13 hereof) for transfer as an entirety by the registered holder (as permitted by this Section) at the offices of the Company, with the form of assignment attached hereto completed and duly executed by the registered holder, the Company shall, at the Company's expense (but subject to the payment by the registered holder of a sum sufficient to reimburse the Company for any transfer tax incurred in connection therewith), issue a new Warrant of the same denomination to the assignee.

         4.3 REPLACEMENT. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or (b) in lieu of the Warrant lost, stolen or destroyed, upon receipt of (i) a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction, and (ii) an indemnity satisfactory to the Company.

         4.4 NEGOTIATION. This Warrant, when endorsed in blank, shall be deemed negotiable, and the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other Persons dealing with this Warrant as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company,



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                                      -5-


any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

5. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

                  (a) other or additional stock, other securities, cash or property by way of dividend; or

                  (b) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

OTHER THAN additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) receivable by such holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof.

6. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

         6.1. CERTAIN ADJUSTMENTS. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

         6.2. APPOINTMENT OF TRUSTEE FOR WARRANT HOLDERS UPON DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 6 to a bank or trust company, as trustee for the holder or holders of the Warrant.

         6.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7. ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND STOCK EVENTS.

         7.1. GENERAL. If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Company's Common Stock ("STOCK EVENT"), then the number of shares of Common Stock to be received by the holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event. No adjustment to the Exercise Price shall be made in connection with any adjustment of the number of shares of Common Stock receivable upon exercise of this Warrant, except that the Exercise Price shall be proportionately decreased or increased upon the occurrence of any stock split or other subdivision of the Common Stock; PROVIDED that in no event will the Exercise Price be less than the par value of the Common Stock.

         7.2. OTHER SECURITIES. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the holder of the Warrant with the benefits intended by this Section 7 and the other provisions of this Warrant.

         7.3. ADJUSTMENTS FOR DILUTIVE AND OTHER EVENTS.

         (a) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time the Company shall issue any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7.3(b) below), at a price per share (the "OFFERING PRICE") which is lower than the Reference Price on the date of such issuance, then the number of shares of Common Stock to be received by the holder of this Warrant upon the exercise hereof shall be adjusted to that number determined by multiplying (a) the number of shares of Common Stock purchasable hereunder immediately prior thereto by (b) a fraction
(i) the numerator of which shall be the sum of (A) the number of shares of Common Stock Deemed Outstanding immediately prior to the issuance of such shares of Common Stock PLUS (B) the number of shares of Common Stock issued in the subject transaction and (ii) the denominator of which shall be an amount equal to the sum of (x) the number of shares of Common Stock Deemed Outstanding immediately prior to the issuance of such shares of Common Stock PLUS (y) the quotient of (1) the Offering Price MULTIPLIED BY the number of shares of Common Stock so issued by the Company, DIVIDED BY (2) the Reference Price in effect immediately prior to the issuance of such shares.

         (b) ISSUE OF OPTIONS AND CONVERTIBLE SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. If the Company at any time or from time to time after the date hereof shall issue any Options (other than Excluded Options) or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, PROVIDED that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 7.3(c) below) of such Additional Shares of Common Stock would be less than the Reference Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be; PROVIDED FURTHER, that the warrants to purchase an aggregate of up to 200,000 shares of Common Stock evidenced by the Common Stock Purchase Warrant dated as of the date hereof issued by the Company to Ableco Holding LLC shall, for purposes of this Section 7.3(b), be deemed to be issued on the date or dates on which such warrants first become exercisable pursuant to the terms of such Common Stock Purchase Warrant; and PROVIDED FURTHER, that in any such case in which Additional Shares of Common Stock are deemed to be issued (i) no further adjustment in the number of shares of Common Stock for which this Warrant is exercisable shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities, (ii) if the consideration per share (determined pursuant to Section 7.3(c) below) payable upon exercise of such Options or conversion or exchange of such Convertible Securities, or the number of Additional Shares of Common Stock issuable upon such exercise, conversion or exchange, increases or decreases (other than as a result of a Stock Event pursuant to which an adjustment to this Warrant is made pursuant to
Section 7.1 hereof), the number of shares of Common Stock for which this Warrant is then exercisable shall be readjusted as if the adjustments made upon the issuance of such Options or Convertible Securities, and any subsequent adjustments based thereon, had been made upon the basis of the increased or decreased consideration per share or number of shares, and (iii) upon the expiration or termination of any unexercised Options or the expiration of any rights of conversion or exchange under any Convertible Securities, the number of shares of Common Stock for which this Warrant is then exercisable shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option or Convertible Securities shall not be deemed issued for the purpose of such readjustment.

         (c) DETERMINATION OF CONSIDERATION. For purposes of this Section 7.3, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

         (i) CASH AND PROPERTY: Such consideration shall:

                           (A) insofar as it consists of cash, be equal to the
                  total cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                           (B) insofar as it consists of property other than
                  cash, be computed at the fair market value thereof at the time of such issue determined as provided below; and

                           (C) in the event Additional Shares of Common Stock
                  are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received that is allocated to such Additional Shares of Common Stock, computed as provided in or pursuant to clauses (A) and (B) above.

                  If the fair market value of any non-cash consideration is to be determined pursuant to clause (B) or clause (C) above, the fair market value shall be determined (x) by the Majority Investors and the Company and (y) in the event that the Majority Investors and the Company fail to determine the fair market value within 10 days following the issuance of such Additional Shares of Common Stock, by an independent investment bank or other qualified appraisal firm selected by the Company and approved by the Majority Investors (the "PROPERTY Appraiser"). The Property Appraiser's determination of fair market value of such non-cash consideration shall be final and binding on the Company and the holders of the Warrant. The costs of any such appraisal shall be borne by the Company. If the Company shall issue (or shall be deemed to issue) Additional Shares of Common Stock for no consideration, such Additional Shares of Common Stock shall be deemed to have been issued for consideration equal to $.001 per share.

                  (ii) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7.3(b), relating to Options and Convertible Securities, shall be determined by dividing

                           (A) the total amount, if any, received or receivable
                  by the Company as consideration for the issue of such Options or Convertible Securities, PLUS the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (B) the maximum number of shares of Common Stock (as
                  set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against dilution. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise,
(ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding, (iii) will not issue any capital stock of any class which is preferred as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in any such distribution of assets and (iv) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant and the Warrant Purchase Agreement.

9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (ii) the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the Majority Investors holding Warrants may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

10. NOTICES OF RECORD DATE. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                  (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Warrant), then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

11. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT; APPROVALS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority, or any other approval of or notification to any governmental authority, stock exchange or trading market or system is required by any applicable law, rule or regulation before such shares may be issued, the Company will in good faith and as expeditiously as possible and at its expense cause such shares to be duly registered or such approval to be obtained or notification made.

12. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         12.1. The term ADDITIONAL SHARES OF COMMON STOCK means all shares of Common Stock issued (or, pursuant to Section 7.3(b) hereof, deemed to be issued) by the Company after the date hereof, including without limitation any treasury shares sold or otherwise transferred by the Company, but excluding shares of Common Stock issued or issuable (a) by reason of a dividend, stock split, split up or other distribution on shares of Common Stock for which an adjustment is made pursuant to Section 7.1 hereof; (b) upon the exercise of any Excluded Options; (c) upon the exercise, at an exercise price of not less than the current exercise price, of currently outstanding warrants to purchase an aggregate of up to 1,250,422 shares of Common Stock; (d) at a price of not less than $7.00 per share in exchange for cancellation of subordinated promissory notes held by certain former owners of the Company's prior constituent companies; or (e) at a price per share of not less than the Current Market Price at the time of issuance and having an aggregate market value (based on such Current Market Price) not in excess of $2,000,000, which are used by the Company to satisfy certain tax indemnification obligations owing by the Company to former owners of the Company's prior constituent companies.

         12.2. The term COMMON STOCK means (i) the Company's Common Stock, $.001 par value per share, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clauses
(i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         12.3. The term COMMON STOCK DEEMED OUTSTANDING means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable at such time upon conversion of any Convertible Securities then outstanding, plus the number of shares of Common Stock issuable at any time upon the exercise of all then outstanding options, warrants or other rights to purchase Common Stock (including Excluded Options).

         12.4. The term CONVERTIBLE SECURITIES means any evidences of indebtedness, shares (other than Common Stock) or other securities (other than Options) directly or indirectly convertible into or exchangeable for Common Stock.

         12.5. The term CURRENT MARKET PRICE shall mean, on any date of determination, the average Closing Price during the ten Trading Days prior to such date of determination.

         12.6. The term EXCLUDED OPTIONS shall mean (a) Options to purchase up to 2,000,000 shares of Common Stock issued to employees of the Company prior to the date hereof pursuant to the Company's Stock Option Plan (the "EXISTING OPTIONS"), and (b) Options issued after the date hereof to employees of the Company for incentive purposes under the Company's Stock Option Plan and having an exercise price of not less than the Current Market Price on the date of issuance (the "FUTURE OPTIONS"); PROVIDED, that in the event that the Company amends any Existing Option or Future Option to provide for an exercise price of less than the Current Market Price at the time of amendment, such amendment shall be deemed to be an issuance of a new Option that is not an Excluded Option.

         12.7. The term OPTION shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

         12.8. The term OTHER SECURITIES refers to any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

         12.9. The term REFERENCE PRICE shall mean, on any date of determination, the greater of (i) the Current Market Price per share and (ii) $5.00.

13. WARRANT AGENT. The Company may, by written notice to the holder of this Warrant, appoint an agent for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 2 hereof, and exchanging or replacing this Warrant pursuant to the Warrant Purchase Agreement, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the holder hereof. The provisions of this Warrant are intended to be for the benefit of all holders of this Warrant from time to time and shall be enforceable by any such holder of this Warrant. This Warrant shall be governed by and construed in accordance with the internal laws (and not the conflict of law rules) of the State of Florida. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.


Dated: August 15, 2000



                                            OUTSOURCE INTERNATIONAL, INC.



                                            By: /S/ Jon H. Peterson
                                                --------------------------------
                                            Title: Vice President

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO:      Outsource International, Inc.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder shares of Common Stock of Outsource International, Inc. and herewith makes payment of $ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________________, whose address is .



Dated:
      ----------------------------          ------------------------------------
                                            (Signature must conform in all
                                            respects to name of the holder as
                                            specified on the face of the
                                            Warrant)



                                            ------------------------------------
                                            (Address)

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto ____________ the right represented by the within Warrant to purchase shares of Common Stock of Outsource International, Inc., to which the within Warrant relates, and appoints attorney to transfer such right on the books of Outsource International, Inc., with full power of substitution in the premises.

                                         ---------------------------------------
                                         (Name of holder)



Dated:                                   By:
      ----------------------                ------------------------------------

                                         Title:
                                               ---------------------------------



Signed in the presence of:



---------------------------------